UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-22534

            Versus Capital Multi-Manager Real Estate Income Fund LLC

(Exact name of registrant as specified in charter)

4500 Cherry Creek Drive South, 5th Floor

                                 Denver, CO 80246

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

4500 Cherry Creek Drive South, 5th Floor

                                 Denver, CO 80246

(Name and address of agent for service)

COPY TO:

Alan Hoffman, Esq.

Winston & Strawn LLP

200 Park Avenue

New York, New York 10166-4193

Registrant’s telephone number, including area code:  (303) 895-3773

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

VERSUS CAPITAL MULTI-MANAGER

REAL ESTATE INCOME FUND LLC

Annual Report

March 31, 2014

VERSUS CAPITAL ADVISORS, LLC

This report is for shareholders of Versus Capital Multi-Manager Real Estate Income Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. “Personal Information” is obtained from the following sources:

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number.

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of Personal Information. The Fund maintains physical, electronic and procedural safeguards to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may also disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Shareholder Letter

March 31, 2014

Dear Shareholder,

Please find enclosed the audited annual financial statements for the Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) for the fiscal year ended March 31, 2014. This fiscal year saw substantial growth in the assets of the Fund, having reached sufficient size to make investments into multiple real estate investment funds (the “Investment Funds”) as of June of 2013. The Fund has continued to grow and as of the close of the fiscal year ended March 31, 2014, the Fund reached its target of approximately 70% of its assets invested in the Invested Funds. We anticipate the continued addition of substantial capital over the next fiscal year and will continue to work with Callan Associates (“Callan”) to invest across the real estate investment strategies and with the investment managers discussed in detail in the Prospectus.

As a real estate manager, we are constantly evaluating where we are in the current real estate cycle within the supply and demand paradigm. Real estate values are, at their core, determined by the fundamental balance between real estate supply and demand. As the economy grows, demand for real estate increases. Increased demand drives higher occupancy and accelerated rent growth and income for owners of real estate. At some point in the cycle, rent paid by tenants is attractive enough to entice investors to create new supply in the market attempting to capture this rent. As this new inventory competes for the users of real estate, pricing power transfers from the real estate supplier to the user, and rental rates drop. Given the significant time and capital required to create new inventory, such as a new office building in Manhattan, the typical real estate cycle is long. The last two real estate cycles lasted 13 and 15 years respectively. The current real estate cycle is in its 5th year with the private real estate market bottoming in 2009, and we believe there are still significant opportunities in real estate today as well as going forward.

During this cycle, the recovery in real estate has been bifurcated. Apartments, regional malls and central business district office have led the way. We, along with our managers, expect to see the recovery broaden over the next few years. Each property type has distinct characteristics that impact its performance during the real estate cycle. For example, hotels and apartments often lead the market as real estate recovers because their short-term lease structures (daily for hotels) allow for quicker increases in rental rates. Retail properties, on the other hand, often have long-term leases which hold up well in down-turns, but take longer to roll to market as rents increase. In addition, overall trends in the economy can impact the viability and future growth prospects of a property segment, like the impacts of e-commerce on the future nature of retail real estate. We have a fundamental belief that combining various property types in diversified portfolios leads to less volatile performance and more durable income streams which is a key objective of the Fund.

Each of our investment managers spends considerable effort and resources deciding what investment strategy to take based on where we are in the real estate cycle and what they expect will drive demand for real estate in the future. As part of our ongoing investment process, we work with each of our investment managers to understand where they are seeing the best opportunities at each point in the cycle.

The recovery in commercial real estate was experienced differently by the various property types in each market. We, along with our managers, believe that there are significant opportunities in the asset class. Our investment managers spend a considerable amount of time and effort trying to determine where the best opportunities are at any given point in the real estate cycle. Top-down property type and macro positioning is only part of the overall real estate portfolio construction process because each individual asset’s ultimate performance will be significantly influenced by many micro or unique factors. The challenge for real estate investors is to combine top-down analysis with individual deal execution. It takes a specialized knowledge and relationship set, experience, and significant resources to build a performing portfolio of institutional quality real estate. We have partnered with a select group of real estate asset managers in whom we have great confidence that they can continue to meet that challenge.

We believe real estate is and always has been an important part of a diversified portfolio. We thank you for your confidence and look forward to a successful upcoming fiscal year.

Sincerely,

Mark Quam

CEO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Versus Capital Multi-Manager Real Estate Income Fund LLC

We have audited the accompanying statement of assets and liabilities of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2014, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and for the period from December 9, 2011 (commencement of operations) through March 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Versus Capital Multi-Manager Real Estate Income Fund LLC as of March 31, 2014, and the results of its operations and its cash flows for the year then ended, changes in its net assets for each of the two years then ended and its financial highlights for each of the two year then ended and for the period from December 9, 2011 (commencement of operations) through March 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

May 28, 2014

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2014

Shares		Value

Private Investment Funds** - 68.5%
	Diversified - 68.5%
8,968	AEW Core Property Trust (U.S.), Inc.	$7,529,684
10,513	Clarion Lion Properties Fund LLC	11,355,559
14,701	Cornerstone Patriot Fund, LP	1,515,127
17	Invesco Core Real Estate USA	2,210,519
3,781,961	J.P. Morgan Real Estate Growth	4,507,341
24,679	RREEF America Reit II, LP	2,310,958
378,198	Torchlight Value Fund	2,324,669
152	Trumbull Income Property Fund, LP	1,548,010

	Total Private Investment Funds	33,301,867

	(Cost $32,575,000)

Common Stocks - 20.3%
	Apartments - 1.9%
4,969	Apartment Investment & Management Co., REIT	150,164
2,050	AvalonBay Communities, Inc., REIT	269,206
600	BRE Properties, Inc., REIT	37,668
15,500	Campus Crest Communities, Inc., REIT	134,540
3,250	Equity Residential, REIT	188,467
300	Essex Property Trust, Inc., REIT	51,015
3,900	UDR, Inc., REIT	100,737

		931,797

	Diversified - 5.5%
382	Altarea, REIT (France)	69,418
13,148	British Land Co., PLC, REIT (United Kingdom)	143,354
112,000	Cambridge Industrial Trust, REIT (Singapore)	64,125
7,228	Crombie Real Estate Investment Trust, REIT (Canada)	87,293
112,951	Cromwell Property Group, REIT (Australia)	100,501
1,700	Digital Realty Trust, Inc., REIT	90,236
8,238	Duke Realty Corp., REIT	139,057
2,673	EPR Properties, REIT	142,712
939	Fonciere Des Regions, REIT (France)	87,020
8,199	Hamborner REIT AG, REIT (Germany)	86,910
29	Kenedix Realty Investment Corp., REIT (Japan)	144,176
59,863	Kiwi, Income Property Trust, REIT (New Zealand)	57,920
2,000	Liberty Property Trust, REIT	73,920
14,560	Londonmetric Property PLC (United Kingdom), REIT	34,396
95,000	Mapletree Commercial Trust, REIT (Singapore)	92,163
97,000	Mapletree Greater China Commercial Trust, REIT (Singapore)	62,864
100,000	Mapletree Logistics Trust, REIT (Singapore)	83,098
2,732	Mercialys SA, REIT (France)	57,234
49	Nomura Real Estate Master Fund, Inc., REIT (Japan)	50,482
302,000	Prosperity REIT, REIT (Hong Kong)	87,208
115,264	Redefine Properties, REIT (South Africa)	104,657
182,000	Religare Health Trust (Singapore)	123,017
17,819	Segro PLC, REIT (United Kingdom)	98,626
10,860	Spirit Realty Capital, Inc., REIT	119,243
38,322	Stockland, REIT (Australia)	133,196
2,050	Vornado Realty Trust, REIT	202,048
1,900	Washington Real Estate Investment Trust, REIT	45,372
1,324	Wereldhave NV, REIT (Netherlands)	112,754

		2,693,000

Shares		Value

	Health Care - 2.4%
6,019	Aviv, Inc., REIT	$147,165
5,600	HCP, Inc., REIT	217,224
3,199	Health Care REIT, Inc., REIT	190,660
13,098	Leisureworld Senior Care Corp. (Singapore)	144,538
3,854	Omega Healthcare Investors, Inc., REIT	129,186
9,107	Primary Health Properties, PLC, REIT (United Kingdom)	52,380
4,202	Sabra Health Care, Inc., REIT	117,194
2,700	Ventas, Inc., REIT	163,539

		1,161,886

	Hotels - 1.4%
2,200	Chatham Lodging Trust, REIT	44,484
8,950	Host Hotels & Resorts, Inc., REIT	181,148
36,246	InnVest Real Estate Investment Trust, REIT (Canada)	173,718
174,000	Langham Hospitality Investments, Ltd. (Hong Kong) *	87,033
1,350	LaSalle Hotel Properties, REIT	42,268
2,900	RLJ Lodging Trust, REIT	77,546
5,400	Sunstone Hotel Investors, Inc., REIT	74,142

		680,339

	Mortgages - 0.8%
3,052	Annaly Capital Management, Inc., REIT	33,480
8,857	Apollo Commercial Real Estate Finance, Inc., REIT	147,292
7,552	Starwood Property Trust, Inc., REIT	178,152
1,110	Starwood Waypoint Residential Trust, REIT *	31,957

		390,881

	Office Properties - 2.5%
1,650	Alexandria Real Estate Equities, Inc., REIT	119,724
7,071	Alstria Office REIT-AG, REIT (Germany)	94,824
4,450	BioMed Realty Trust, Inc., REIT	91,181
1,500	Boston Properties, Inc., REIT	171,795
1,700	Douglas Emmett, Inc., REIT	46,138
63,000	Keppel, REIT (Singapore)	57,111
700	Kilroy Realty Corp., REIT	41,006
7,767	Mack-Cali Realty Corp., REIT	161,476
67	Orix Jreit, Inc. (Japan)	83,795
33	Premier Investment Corp., REIT (Japan)	128,334
750	SL Green Realty Corp., REIT	75,465
105,000	Ticon Industrial Connection PCL (Thailand)	55,672
147,000	Yuexiu Real Estate Investment Trust, REIT (Hong Kong)	72,770

		1,199,291

	Regional Malls - 2.0%
36,560	CapitaRetail China Trust, REIT (Singapore)	40,701
6,800	General Growth Properties, Inc., REIT	149,600
2,900	Macerich Company, The, REIT	180,757
2,850	Simon Property Group, Inc., REIT	467,400
1,650	Taubman Centers, Inc., REIT	116,804

		955,262

	Shopping Centers - 1.7%
2,100	Brixmor Property Group, Inc., REIT	44,793
37,352	Charter Hall Retail, REIT (Australia)	123,939
24,590	Citycon OYJ (Finland)	87,439
5,650	DDR Corp., REIT	93,112
100	Federal Realty Investment Trust, REIT	11,472

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2014 (continued)

Shares		Value

	Shopping Centers - (continued)
43	Japan Retail Fund Investment Corp., REIT (Japan)	$84,843
5,600	Kimco Realty Corp., REIT	122,528
1,400	Regency Centers Corp., REIT	71,484
1,950	Weingarten Realty Investors, REIT	58,500
42,842	Westfield Retail Trust, REIT (Australia)	118,331

		816,441

	Storage - 0.8%
4,200	CubeSmart, REIT	72,072
1,100	Extra Space Storage, Inc., REIT	53,361
1,500	Public Storage, REIT	252,735

		378,168

	Warehouse/Industrial - 1.3%
21,134	Australian Industrial, REIT (Australia)	38,980
67,718	Macquarie Mexican, REIT (Mexico)	127,769
6,923	Prologis, Inc., REIT	282,666
2,944	QTS Realty Trust, Inc., Class A	73,865
5,533	STAG Industrial, Inc., REIT	133,345

		656,625

	Total Common Stocks	9,863,690

	(Cost $9,537,154)
Preferred Stock - 5.2%

	Diversified - 0.6%
11,950	Vornado Realty Trust, REIT, Series J, 6.88%	308,191

	Hotels - 0.7%
7,308	Ashford Hospitality Trust, Inc., REIT, Series E, 8.38%	196,658
5,764	Sunstone Hotel Investors Inc., REIT, Series D, 8.00%	148,711

		345,369

	Office Properties - 0.4%
700	First Potomac Realty Trust, REIT, Series A, 7.75%	17,689
5,750	Hudson Pacific Properties Inc., REIT, Series B, 8.38%	150,650

		168,339

	Regional Malls - 1.3%
9,900	CBL & Associates Properties Inc., REIT, Series D, 7.38%	248,787
12,089	Glimcher Realty Trust, REIT, Series G, 8.13%	304,522
4,000	Taubman Centers Inc., REIT, Series J, 6.50%	94,680

		647,989

	Residential - 0.3%
5,250	Equity Lifestyle Properties, Inc., REIT, Series C, 6.75%	128,100

	Shopping Centers - 0.9%
1,300	DDR Corp., REIT, , 0.04%	31,278
1,750	Kite Realty Group Trust, REIT, Series A, 8.25%	44,993
8,000	Regency Centers Corp., REIT, Series 6, 6.63%	190,400
3,900	Regency Centers Corp., REIT, Series 7, 6.00%	85,176
700	Saul Centers Inc., REIT, *Series C, 6.88%	16,919
2,362	Weingarten Realty Investors, REIT, Series F, 6.50%	58,294

		427,060

Shares		Value

	Storage - 0.5%
5,200	CubeSmart, REIT, Series A, 7.75%	$133,848
4,600	Public Storage, REIT, Series Q, 6.50%	118,036
400	Public Storage, REIT, Series R, 6.35%	10,084

		261,968

	Warehouse/Industrial - 0.5%
7,351	STAG Industrial Inc., REIT, Series A, 9.00%	197,742
1,138	Terreno Realty Corp., REIT, Series A, 7.75%	28,757

		226,499

	Total Preferred Stock	2,513,515

	(Cost $2,560,529)
Par

Corporate Debt - 2.3%

	Health Care - 1.6%
$ 502,000	HCP Inc., REIT, 6.30%, 9/15/2016	564,730
190,000	Healthcare Realty Trust Inc., REIT, 6.50%, 1/17/2017	214,544

		779,274

	Hotels - 0.2%
105,000	Hospitality Properties Trust, REIT, 6.30%, 6/15/2016	112,973

	Office Properties - 0.3%
150,000	CommonWealth, REIT, 6.25%, 8/15/2016	159,921

	Shopping Centers - 0.2%
75,000	DDR Corp., REIT, 7.50%, 4/1/2017	86,899

	Total Corporate Debt	1,139,067

	(Cost $1,114,489)

Short-Term Investment - 3.1%
1,522,705	Goldman Sachs Financial Square Funds - Prime Obligations Fund	$1,522,705

	Total Short-Term Investment	1,522,705

	(Cost $1,522,705)
	Total Investments - 99.4%	48,340,844

	(Cost $47,309,877)
	Other Assets
	Net of Liabilities - 0.6%	283,234

	Net Assets — 100.0%	$48,624,078

*	Non-income producing security.
**	Non-Tradable Securities.

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Portfolio of Investments – March 31, 2014 (continued)

Industry	% of Net Assets

Diversified	74.6%
Health Care	4.0%
Regional Malls	3.3%
Office Properties	3.2%
Short-Term Investment	3.1%
Shopping Centers	2.8%
Hotels	2.3%
Apartments	1.9%
Warehouse/Industrial	1.8%
Storage	1.3%
Mortgages	0.8%
Residential	0.3%
Other Assets Net of Liabilities	0.6%

Total	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Assets and Liabilities

March 31, 2014

ASSETS:
Investments:
Investment in securities at cost	$47,309,877
Net unrealized appreciation	1,030,967

Total investment in securities at value	48,340,844

Cash	2,068,542
Foreign Currency (Cost $5,595)	6,335
Receivables for:
Investments sold	1,177,085
Dividends and interest	294,337
Fund shares sold	359,296
From Adviser	147,279
Reclaims	242

Total receivables	1,978,239

Total Assets	52,393,960

LIABILITIES:
Payables for:
Investments purchased	3,410,715
Administrative fees	61,161
Audit and tax fees	34,900
Legal fees	11,992
Custodian fees	28,450
Distribution fees	1,970
Director’s fees	67,037
Offering costs (Note 2)	11,660
Printing fees	29,636
Transfer Agent fees	83,908
Accrued expenses and other liabilities	28,453

Total Liabilities	3,769,882

NET ASSETS	$48,624,078

NET ASSETS consist of:
Paid-in capital	$47,798,647
Accumulated net investment loss	(14,811)
Accumulated net realized loss on investments and foreign currency	(191,465)
Net unrealized appreciation on investments and foreign currency	1,031,707

TOTAL NET ASSETS	$48,624,078

Class F-Shares
Net Assets	$1,112,394
Shares of beneficial interest outstanding (unlimited authorization)	43,786

Net asset value price per share
(Net Assets/Shares Outstanding)*	$25.41

Class I-Shares
Net Assets	$47,511,684
Shares of beneficial interest outstanding (unlimited authorization)	1,865,601

Net asset value and redemption price per share
(Net Assets/Shares Outstanding)	$25.47

* Redemption price per share is subject to an early withdrawal charge if redeemed within one year of purchase.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Operations

For the Year Ended March 31, 2014

Investment Income:
Dividend income	$1,105,248
Interest income	110,842

Total Investment Income	1,216,090

Expenses:
Adviser fees (Note 3)	424,630
Administrative fees (Note 3)	112,291
Distribution fees (Note 3)	6,571
Director’s fees (Note 3)	99,366
Transfer agent fees	137,391
Custodian fees	41,840
Registration fees	30,667
Audit and tax fees	60,000
Legal fees	11,992
Printing fees	26,755
Insurance fees	40,501
Other expenses	27,264

Total Expenses	1,019,268

Fees waived or reimbursed by Adviser (Note 3)	(616,741)

Net Expenses	402,527

Net Investment Income	813,563

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(189,429)
Net realized loss on foreign currency transactions	(1,281)
Net change in unrealized appreciation on investment securities and foreign currency	861,456

Net Realized and Unrealized gain on Investments	670,746

Net Increase in Net Assets Resulting from Operations	$1,484,309

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statements of Changes in Net Assets

For the Year Ended March 31,

	2014	2013
Increase in Net Assets:
From Operations:
Net investment income	$813,563	$241,564
Net realized gain (loss) on investment securities	(190,710)	14,647
Net change in unrealized appreciation on investments and foreign currency	861,456	170,251

Net increase in net assets resulting from operations	1,484,309	426,462

Distributions to Shareholders from:
Net investment Income, Class F-Shares	(21,129)	(29,001)
Net investment Income, Class I-Shares	(759,318)	(162,290)
Return of Capital, Class F-Shares	(15,065)	—
Return of Capital, Class I-Shares	(541,411)	—

Total Distributions	(1,336,923)	(191,291)

Capital Share Transactions:
Class F-Shares
Shares issued	664,721	1,518,598
Reinvested dividends	19,747	14,678
Shares exchanged	—	(1,373,359)
Shares redeemed	(129,217)	(104,963)

Total Class F	555,251	54,954

Class I-Shares
Shares issued	38,416,029	8,294,726
Reinvested dividends	218,153	149,531
Shares exchanged	—	1,373,359
Shares redeemed	(953,032)	(342,611)

Total Class I	37,681,150	9,475,005

Net Increase in Net Assets
Resulting From Capital Share Transactions	38,236,401	9,529,959

Total increase in net assets	38,383,787	9,765,130

Net Assets:
Beginning of year	10,240,291	475,161

End of year	$48,624,078	$10,240,291

Undistributed/(distributions in excess of) net investment income	$(14,811)	$51,923

Share Transactions:
Class F-Shares:
Shares sold	26,375	60,496
Shares issued in reinvestment of dividends	789	579
Shares exchanged	—	(54,588)
Shares redeemed	(5,174)	(3,695)

	21,990	2,792

Class I-Shares:
Shares sold	1,520,310	328,115
Shares issued in reinvestment of dividends	8,655	5,897
Shares exchanged	—	54,155
Shares redeemed	(38,124)	(13,407)

	1,490,841	374,760

Net Increase in Shares of Beneficial Interest Outstanding	1,512,831	377,552

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2014

Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	$1,484,309
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(50,515,933)
Proceeds from disposition of investment securities	15,843,914
Net purchase of short-term investment securities	(922,277)
Change in net unrealized appreciation (depreciation) on securities	(868,405)
Net realized loss from investments sold	299,151
Net amortization/(accretion) of premium/(discount)	135,855
Increase in dividends and interest receivable	(144,460)
Decrease in receivable from Advisor	304,964
Increase in other assets	(242)
Increase in administration fees payable	18,162
Increase in audit and tax fees payable	7,400
Increase in legal fees payable	11,992
Increase in custodian fees payable	17,550
Increase in distribution fees payable	964
Decrease in director’s fees payable	(128,465)
Decrease in registration fees payable	(3,999)
Increase in printing fees payable	17,422
Decrease in transfer agent fees payable	(11,308)
Increase in accrued expenses and other liabilities	15,862

Net cash used in operating activities	(34,437,544)

Effect of exchange rate changes on foreign currency	(841)
Cash Flows From Financing Activities:
Proceeds from shares sold	38,721,454
Payment of shares redeemed	(1,082,249)
Offering costs paid	(26,920)
Dividends paid (net of reinvestment of dividends)	(1,099,023)

Net cash provided by financing activities	36,513,262

Net increase in cash	2,074,877

Cash and Foreign Currency:
Beginning of year	—

End of year	$2,074,877

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	$237,900

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights Class F-Shares

	Year Ended	Year Ended	Period Ended
	March 31, 2014	March 31, 2013	March 31, 2012*
Net Asset Value, Beginning of Period	$25.78	$25.00	$25.00
Income from Investment Operations:
Net investment income(a)	0.50	1.00	—	(b)
Net realized and unrealized gain(loss)	0.20	0.36	—

Total from investment operations	0.70	1.36	—

Distribution from Net Investment Income	(0.62)	(0.58)	—
Return of Capital	(0.45)	—	—
Early withdrawal charges	— (b)	—	—

Net Asset Value, End of Period	$25.41	$25.78	$25.00

Total Return Based on Net Asset Value	2.80%	5.48%	0.00	%(c)
Ratios and Supplemental Data
Net Assets at end of period (000’s)	$1,112	$562	$475
Ratios of gross expenses to average net assets	4.05%	30.66%	703.30	%(d)
Ratios of net expenses to average net assets	2.05%	0.66%	0.00	%(d)
Ratios of net investment income to average net assets	2.01%	3.99%	0.10	%(d)
Portfolio turnover rate	62.38%	23.54%	0.00	%(c)

* Period from December 9, 2011 (Inception) to March 31, 2012.

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights Class I-Shares

	Year Ended	Period Ended
	March 31, 2014	March 31, 2013*
Net Asset Value, Beginning of Period	$25.83	$24.91
Income from Investment Operations:
Net investment income(a)	0.67	0.83
Net realized and unrealized gain(loss)	0.22	0.74

Total from investment operations	0.89	1.57

Distribution from Net Investment Income	(0.73)	(0.65)
Return of Capital	(0.52)	—

Net Asset Value, End of Period	$25.47	$25.83

Total return based on net asset value	3.56%	6.37	%(b)
Ratios and Supplemental Data
Net Assets at end of period (000’s)	$47,512	$9,678
Ratios of gross expenses to average net assets	3.30%	29.91	%(c)
Ratios of net expenses to average net assets	1.30%	0.17	%(c)
Ratios of net investment income to average net assets	2.68%	4.48	%(c)
Portfolio turnover rate	62.38%	23.54	%(b)

* The Fund began issuing Class I-Shares on July 10, 2012.

(a)	Per Share amounts are calculated based on average outstanding shares.
(b)	Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2014

NOTE 1. ORGANIZATION

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, continuously offered, closed-end management investment company that provides liquidity through a quarterly repurchase policy. The Fund’s investment objectives are to seek consistent current income, capital preservation and long-term capital appreciation. The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers (the “Investment Managers”) with expertise in managing portfolios of real estate and real estate-related investments. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value up to a total of $750,000,000. The Fund was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2011, (the “Effective Date”) and accordingly, the Fund commenced its investment operations.

The Fund is currently registered to offer two classes of shares, the F-Share Class (the “F-Shares”) and the I-Share Class (“the I-Shares”). The F-Shares subject to an early withdrawal charge of 2.00% of the aggregate net asset value (“NAV”) of Class F-Shares repurchased during the first year following an initial purchase. For the year ended March 31, 2014 F-Shares had early withdrawal charges in the amount of $198.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Consistent with Section 2(a)(41) of the 1940 Act, the Funds price their securities as follows: Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the NYSE close, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Debt securities are valued at their bid prices by an independent pricing service using valuation methods that are designed to represent fair value, such as matrix pricing and other analytical pricing models, market transactions and dealer quotations. Debt securities purchased with a remaining maturity of 60 days or less are valued at acquisition cost, plus or minus any amortized discount or premium which approximates fair value.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the bid and/or ask price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (the “NAV”).

As a general matter, the Fund records the fair value of its interests in the Investment Funds based on the NAV provided by the Investment Managers and their agents. These fair value calculations will involve significant professional judgment by the Investment Managers in the application of both observable and unobservable attributes, the calculated net asset values of the Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of Investment Funds, and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. Furthermore, the Board and the Adviser may not have the ability to assess the accuracy of these valuations.

The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2014 (continued)

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	–	unadjusted quoted prices in active markets for identical securities

•	Level 2	–	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. It is the Fund’s policy to recognize transfers in and out of the levels at the value at the (end or beginning) of the period. For the year ended March 31, 2014, there were no transfers between levels. A summary of inputs used to value the Fund’s investments as of March 31, 2014 is as follows:

			Level 2	Level 3
	Total Market	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	03/31/2014	Price	Inputs	Inputs

Private Investment Funds*	$33,301,867	$—	$—	$33,301,867
Common Stocks*	9,863,690	9,863,690	—	—
Preferred Stocks*	2,513,515	2,513,515	—	—
Corporate Debt*	1,139,067	—	1,139,067	—
Short-Term Investments	1,522,705	1,522,705	—	—

Total	$48,340,844	$13,899,910	$1,139,067	$33,301,867

* See Schedule of Investments for industry breakout.

As the fair value of the Private Investment Funds are based on the NAV provided by the InvestmentManagers and their agents, the disclosure of Level 3 inputs would not be meaningful. At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. There were no transfers between categories during the year ended March 31, 2014.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Balance as of 03/31/2014	$—
Change in unrealized appreciation	726,867
Net purchases	32,575,000

Balance as of 03/31/2014	$33,301,867

For the year ended March 31, 2014 the total change in unrealized gain on Level 3 securities still held at the end of the period was $726,867.

Commitments - The Fund has unfunded commitments of $4,550,000 to three of the Private Investment Funds. The commitments will be funded when called through current assets at that time.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gain (losses) are based upon the specific identification method.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2014 (continued)

Foreign Currency - Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds, together with any dividends or interest income earned from such investments. A portion of any dividend may be a return of capital or from other capital sources.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by the U.S. federal tax authorities for the fiscal years before 2012. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Regulated Investment Company Modernization Act of 2010 (“Modernization Act”) was signed into law on December 22, 2010. Under the Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (Fiscal Years 2012 through 2013 for the Fund) indefinitely. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2014, permanent differences identified and reclassified among the components of net assets were to decrease undistributed net investment income by $99,850, to decrease accumulated net realized gain (loss) by $15,402 and to increase paid-in-capital by $115,252.

For the year ended March 31, 2014, tax character of the distribution paid by the Fund was $773,801 of ordinary income dividends, $6,646 of long-term capital gains and $556,476 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of March 31, 2014, the Fund had capital loss carryovers of $79,946 available to offset possible future capital gains.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended March 31, 2014, the Fund did not incur any qualified late year losses.

As of March 31, 2014, the gross unrealized appreciation and depreciation and net unrealized (depreciation) on a tax basis was $1,189,928, ($285,291) and $904,637, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2014, was $49,436,207.

Offering Costs - Costs of $868,292 were incurred in connection with the offering of the Fund. The costs had been capitalized and were amortized on a straight-line basis over the first twelve months based on the Effective Date of the Fund. Offering cost of $11,660 remains a liability, as shown on the Statement of Assets and Liabilities at March 31, 2014.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2014 (continued)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC (the “Adviser”) serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 0.95% of the Fund’s NAV, which will accrue daily based on the average daily net assets of the Fund and is paid quarterly. The Adviser reduced its Investment Management Fee to 0.50% for the one year period ended on July 15, 2013 with respect to the cumulative net asset value between $0 and $25 million of assets under management.

The Adviser entered into a new “Expense Limitation and Reimbursement Agreement” for the year from July 15, 2013 through July 14, 2014 which limits the amount of certain expenses borne by the Fund an amount not to exceed 0.30% per annum of the Fund’s net assets. Previously, the Adviser entered into an “Expense Limitation and Reimbursement Agreement” which limited the amount of certain expenses borne by the Fund an amount not to exceed 1.25% per annum of the Fund’s net assets. For the year ended March 31, 2014, other expenses reimbursable by the Adviser were $616,741.

The Adviser engaged Callan Associates Inc. (the “Sub-Adviser”) to act as the Fund’s investment Sub-Adviser for the selection of Investment Managers. The Sub-Adviser fee is paid by the Adviser. The Adviser, with the assistance of the Sub-Adviser, allocates the Fund’s assets and, thereafter, evaluates regularly each Investment Manager to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance is satisfactory. The Adviser may, at its discretion, reallocate the Fund’s assets among the Investment Managers.

The Adviser and Sub-Adviser have retained the services of the following Investment Managers for the Fund: Security Capital Research & Management, Inc. (“Security Capital”); European Investors Incorporated (“EII”); and Forum Securities Limited (“Forum”). The Investment Managers will either (i) manage investment funds that invest in real estate-related debt, consisting of mezzanine and first mortgage debt, and directly in real estate through entities that qualify as real estate investment trusts for federal income tax purposes (“REITs”) or investment vehicles treated similarly as private REITs for tax purposes (collectively, the “Investment Funds”) as described further below (see “Taxes”), or (ii) sub-advise a specified portion of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, commercial mortgage-backed securities, commercial real estate collateralized debt obligations, and senior unsecured debt of REITs (referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”).

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares. For its services, the Fund pays to the Distributor a Distribution Fee that accrues on the basis of the average daily NAV of the Fund’s F-Class shares only, at an annual rate of 0.75%.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of the Audit Committee and/or Nominating Committee. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securities were $53,877,046 and $16,971,397, respectively.

NOTE 5. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Repurchase tenders made during the year ended March 31, 2014 cumulatively were approximately $1,050,000.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds, net of any repurchase fee, will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Notes to Financial Statements

March 31, 2014 (continued)

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2.0% of the Fund’s outstanding Shares. As a result, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

A shareholder who tenders some, but not all, of such shareholder’s Shares for repurchase as of a Repurchase Pricing Date will be required to maintain a minimum aggregate NAV of shares equal to $10,000. The Fund reserves the right to reduce the amount to be repurchased from a shareholder as of a Repurchase Pricing Date so that the required minimum aggregate NAV of shares is maintained. Upon request by a shareholder, the Board may permit a shareholder to cancel a shareholder’s tender of Shares, if such cancellation is determined by the Board to be in the best interest of the Fund.

A shareholder who tenders for repurchase such shareholder’s Shares during the first year following such shareholder’s initial capital contribution will be subject to a fee of 2.00% of the value of the F-Shares repurchased by the Fund, payable to the Fund (an “Early Withdrawal Charge”). The Board may, in certain limited instances where the Board has determined that the remaining shareholders will not be materially and adversely affected or prejudiced, waive the Early Withdrawal Charge. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder.

NOTE 6. SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events that required adjustment to or disclosure in the financial statements.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 800-SEC-0330.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

TAX INFORMATION

For the fiscal year ended March 31, 2014, certain dividends may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, a percentage of their ordinary income dividends for the Fund may qualify for a maximum tax rate of 15%. The percentage of ordinary income dividends that qualify is 63.58%.

For the fiscal year ended March 31, 2014, certain dividends qualify for the dividends-received deduction (“DRD”) for corporate shareholders. The percentage of dividends-received deduction that qualify is 61.49%.

Shareholders should not use the above tax information to prepare their tax returns. The information is included with your Form 1099-DIV and is mailed annually in January.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on August 21, 2013, the Board of Directors (the “Board”) of the Company, including all of the directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), reaffirmed the investment management agreement between the Adviser and the Company (the “Investment Management Agreement”), as well as the approvals of the investment sub-advisory agreements between Callan Associates, Inc., European Investors, Forum Securities Limited, and Security Capital Research & Management (each a “Sub-Adviser” and together the “Sub-Advisers”) and the Company, respectively (collectively, the “Sub-Advisory Agreements”). The Board, including all of the Independent Directors, unanimously approved the Investment Management Agreement and Sub-Advisory Agreements for an additional one-year term.

The Board’s decision to reaffirm the Investment Management Agreement and Sub-Advisory Agreements reflect the exercise of their business judgment. In approving the Investment Management Agreement and Sub-Advisory Agreements, the Board considered information provided by the Adviser and each of the Sub-Advisers with the assistance and advice of counsel to the Company. In considering the approval of the Investment Management Agreement, the Board took into account all materials provided prior to and during the meetings, the presentations made during the meetings, and the discussions during the meetings. Among other things, the Board considered (a) the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser; (b) the investment performance of individuals affiliated with the Company and the Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives; (d) the Company’s projected operating expenses and expense ratio compared to investment companies with similar investment objectives; (e) any existing and potential sources of indirect income to the Adviser from its relationships with the Company and the profitability of those relationships; (f) the extent to which economies of scale are relevant to the Company; (g) information about the services to be performed and the personnel performing such services under the Investment Management Agreement; (h) the organizational capability and financial condition of the Adviser and its affiliates; and (i) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

With respect to each of the Sub-Advisory Agreements, the Board took into account all materials provided prior to and during the meetings, the presentations made during the meetings, and the discussions during the meetings. Among other things, the Board considered (a) the nature, quality and extent of the advisory and other services to be provided to the Adviser and to the Company by each Sub-Adviser; (b) the investment performance of each respective Sub-Adviser; (c) comparative data with respect to advisory fees or similar expenses paid by other investment companies with similar investment objectives;(d) the Company’s projected operating expenses and expense ratio compared to investment companies with similar investment objectives; (e) any existing

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (unaudited)

and potential sources of indirect income to each Sub-Adviser from their respective relationships with the Company and Adviser and the profitability of those relationships; (f) the extent to which economies of scale are relevant to the Company; (g) information about the services to be performed and the personnel performing such services under each of the Sub-Advisory Agreements; (h) the organizational capability and financial condition of each Sub-Adviser; and (i) the possibility of obtaining similar services from other potential sub-advisers.

The Board concluded that the Adviser and each Sub-Adviser had adequate resources to provide services to the Company. The Board also considered the advisory and sub-advisory fee rates payable by the Company under the proposed Investment Management Agreement and each respective Sub-Advisory Agreement. The Adviser reduced its Investment Management Fee to 0.50% for the one-year period ended July 15, 2013 with respect to the cumulative net asset value between $0 and $25 million of assets under management. In addition, the Adviser entered into a new “Expense Limitation and Reimbursement Agreement” for the year from July 15, 2013 through July 14, 2014 which limits the amount of certain expenses borne by the Fund an amount not to exceed 0.30% per annum of the Fund’s net assets. Previously, the Adviser entered into an “Expense Limitation and Reimbursement Agreement” which limited the amount of certain expenses borne by the Fund an amount not to exceed 1.25% per annum of the Fund’s net assets.

After reviewing the aforementioned information regarding the Adviser’s and each Sub-Adviser’s costs, quality of services and economies of scale, the Board concluded that the fees payable under the Investment Management Agreement and each Sub-Advisory Agreement to be paid by the Company were fair and reasonable, and approved the Investment Management Agreement and each Sub-Advisory Agreement for an additional one-year period ending August 26, 2014.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (unaudited)

DIRECTORS AND OFFICERS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Information pertaining to the Board is set forth below.

Name, Address, and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Independent Directors (3)
Jeffrey A. Jones; Age 55	Independent Director	Since inception	Principal of Smith Jones, 8/08 to present.	N/A	N/A
Richard J. McCready; Age 56	Independent Director	Since inception	President, The Davis Companies, 03/14 to Present; Chief Operations Officer, Executive Vice President and Investment Committee Member of Northstar Realty Finance Corp, 4/2006 to 1/2010.	N/A	N/A
Paul E. Sveen; Age 52	Independent Director	Since inception

Managing Partner & Founder Pantelan Real Estate Services, LLC 06/13 to Present; Chief Executive Officer of Integrated Asset Services, 3/11 to 6/13; Managing Partner of Pantelan Consulting, LLC 3/08 to present.

				N/A	N/A
Interested Directors (4)
William R. Fuhs, Jr.; Age 45	Chairman of the Board; Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present; Chief Financial and Operating Officer of Welton Street Holdings, 2006 to 2010.	N/A	N/A
Casey Frazier; Age 36	Director; Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser, 2011 to present. Senior Vice President of NRF Capital Markets LLC, 2010 to 2011. Chief Investment Officer of Welton Street Investments, LLC and Welton Street Advisors LLC, 2005 to 2010.

				N/A	N/A

(1) The address of each member of the Board is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 4500 Cherry Creek Drive South, Fifth Floor, 550 Glendale, Colorado 80246.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, Callan, the Distributor, or any affiliate of the Fund, the Adviser, Callan, as defined by the Investment Company Act (“Independent Directors”).

(4) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (“Interested Directors”).

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Additional Information (unaudited)

OFFICERS OF THE FUND

Name, Address, and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers
Mark D. Quam; Age 44	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser 2010 to present. President, Chief Executive Officer and Founder of Welton Street Investments, LLC and Welton Street Holdings LLC, 2005 to 2010.
William R. Fuhs, Jr.; Age 45	Chief Financial Officer	Since inception	Chief Financial Officer and President of the Adviser, 2010 to present. Chief Financial and Operating Officer of Welton Street Holdings LLC, 2006 to 2010.
Casey Frazier; Age 36	Chief Investment Officer	Since inception

Chief Investment Officer of the Adviser, 2011 to present. Senior Vice President of NRF Capital Markets LLC, 2010 to 2011. Chief Investment Officer of Welton Street Investments, LLC and Welton Street Advisors LLC, 2005 to 2010.

John Gordon; Age 51	Chief Compliance Officer and Treasurer	Since inception

Owner of John Gordon, LLC (forensic accounting services), 2009 to present. Executive Vice President and Executive Vice President of Accounting and Finance of Madison Capital Management, LLC, 1999 to 2009.

Crystal Daniels; Age 45	Secretary	Since inception	Senior Vice President of Finance and Operations of the Adviser, 2009 to present. Accounting Manager of DemandPoint, 2006 to 2007.

(1) The address of each Officer of the Fund is: c/o Versus Capital Multi-Manager Real Estate Income Fund LLC, 4500 Cherry Creek Drive South,Fifth Floor Glendale, Colorado 80246.

(2) Each Officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

This page intentionally left blank

This page intentionally left blank

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Richard McCready is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,100 for 2013 and $33,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,225 for 2013 and $1,650 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,185 for 2013 and $4,740 for 2014.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Notwithstanding the foregoing, the Audit Committee is not responsible for certifying the Fund’s financial statements or guaranteeing the auditor’s report. The fundamental responsibility for the Fund’s financial statements and disclosures rests with management and the independent auditors.

1.	Independent Auditors

(a) Retain, terminate and replace independent auditors and approve all audit engagement fees and terms.

(b) Inform each registered public accounting firm performing work for the Fund that such firm shall report directly to the Audit Committee the findings of its audits.

(c)  Oversee the work of any registered public accounting firm employed by the Fund, including the resolution of any disagreement between management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or related work.

(d) Review and approve in advance any significant audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services”.

(e) The following shall be “prohibited non-auditing services”:

	(i)	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

	(ii)	bookkeeping or other services related to the accounting records or financial statements of the audit client;

	(iii)	internal audit outsourcing services;

	(iv)	actuarial services;

	(v)	management functions or human resources;

	(vi)	broker or dealer, investment adviser or investment banking services;

	(vii)	legal services and expert services unrelated to the audit;

(viii) financial information systems design and implementation; and

(ix) any other service that the Public Fund Accounting Oversight Board prohibits through regulation.

(f) Notwithstanding the foregoing, pre-approval is not necessary for services other than audit, review or attest services if:

(i)      the aggregate amount of all such non-audit services provided to the Fund constitutes not more than five percent of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the non-audit services are provided;

(ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and

(iii)   such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be provided by the independent auditors so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100% (c) 100% (d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2013 and $0 for 2014.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. However, Investment Funds typically do not submit matters to investors for vote. If an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “ Voting Guidelines “):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser’s legal department works with appropriate personnel of the Adviser to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

The Adviser shall maintain a written record of the method used to resolve a material conflict of interest. Information regarding how the Adviser voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-343-7916, and is available on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Casey Frazier – Chief Investment Officer – Since Inception

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
	Registered Investment Companies:	N/A	N/A	N/A	N/A
	Other Pooled Investment Vehicles:	N/A	N/A	N/A	N/A
Casey Fraizer	Other Accounts:	8	$1,645,000	0	$0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

CIO receives a fixed salary.

(a)(4)	Disclosure of Securities Ownership

None

(b)  Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Multi-Manager Real Estate Income Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	6/6/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	6/6/2014

By (Signature and Title)*	/s/ William R. Fuhs, Jr.
William R. Fuhs, Jr., Chief Financial Officer
(principal financial officer)

Date	6/6/2014

* Print the name and title of each signing officer under his or her signature.